Exhibit 99.1


                               FIRSTBANK NW CORP.

                          Annual Stockholders' Meeting

                               July 21, 2004

                                                          FirstBank Northwest
                                                        currently has 20 branch
                                                        locations in Washington,
                                                            Oregon and Idaho

[MAP GRAPHIC OMITTED]

                                  TOTAL ASSET
                                     GROWTH


M            $700------------------------------------------------------$700----

i            $600---------------------------------------------------------------

l            $500---------------------------------------------------------------

l            $400---------------------------------------------------------------
                                                           $332
i                                              $308
             $300---------------------------------------------------------------
o                                  $281
                       $248
n            $200---------------------------------------------------------------

s            $100---------------------------------------------------------------

             $  0---------------------------------------------------------------

                     FY 2000     FY 2001     FY 2002     FY 2003     FY 2004
                                   Fiscal Year End is March 31

                                  LOAN GROWTH

                    5 Year Compounded Net Loan Growth 19.8%
            (4 Year Compounded Loan Growth Before Acquisition 8.1%)


M            $500--------------------------------------------------------------
                                                                       $464
i            $400---------------------------------------------------------------

l            $300---------------------------------------------------------------
                                                           $257
l                                              $238
                                   $219
i            $200---------------------------------------------------------------
                       $188
o            $100---------------------------------------------------------------

n            $  0---------------------------------------------------------------

s                    FY 2000     FY 2001     FY 2002     FY 2003     FY 2004
                                   Fiscal Year End is March 31

                         LOAN PORTFOLIO DIVERSIFICATION


    FY 2000 (3/31/00)                                     FY 2004 (3/31/04)
$187.7 Million Total Loans                            $496.3 Million Total Loans

   [PIE CHART OMITTED]                                   [PIE CHART OMITTED]


Residential       Construction       Agricultural       Commercial      Consumer

                             NEW LOAN ORIGINATIONS


                               [GRAPAHIC OMITTED]


Residential       Construction       Agricultural       Commercial      Consumer


        Anticipate growth in commercial loan originations from Boise LPO Anticipate growth in residential RE term loan originations from
                                Boise & Spokane
LPO

                                 DEPOSIT GROWTH

                         5 Year Compounded Growth 27.6%
              (4 Year Compounded Growth Before Acquisition 10.2%)


M            $500--------------------------------------------------------------
                                                                       $491
i            $400---------------------------------------------------------------

l            $300---------------------------------------------------------------
                                                           $214
i            $200---------------------------------------------------------------
                                               $196
o                                  $158
                       $145
n            $100---------------------------------------------------------------

s            $  0---------------------------------------------------------------

                     FY 2000     FY 2001     FY 2002     FY 2003     FY 2004
                                   Fiscal Year End is March 31

                            DEPOSIT DIVERSIFICATION

                     Majority of Funding from Core Deposits


      FY 2004 (3/31/04)                                  FY 2000 (3/31/00)
$491.0 Million Total Deposits                      $144.9 Million Total Deposits


     [PIE CHART OMITTED]                                [PIE CHART OMITTED]


             Certificates of Deposit              Core Deposits

                                  TOTAL FUNDING

                   Interest Rate Risk 3/31/04, Asset Sensitive
                  Well Balanced: 100 down = -1.59% NII - 1 YR
                                 200 up = 1.57% NII - 1 YR
             Cost of Funds Managed within Policy Limits using Branch
                       Deposits, FHLB, and Brokered Funds


                               [PIE CHART OMITTED]


Branch Deposits                       FHLB                          Brokered CDs

                              NET INTEREST MARGIN

                         Maintained Net Interest Margin


5.00%---------------------------------------------------------------------------


4.50%---------------------------------------------------------------------------
                                                                      4.17%
                      4.16%                               4.16%
4.00%---------------------------------------------------------------------------
                                              3.96%
                                  3.83%
3.50%---------------------------------------------------------------------------

3.00%---------------------------------------------------------------------------

                     FY 2000     FY 2001     FY 2002     FY 2003     FY 2004
                                   Fiscal Year End is March 31

                               NET INCOME GROWTH

                         5 Year Compounded Growth 20.6%
                    Franchise Investment Impacts Net Income
               (4 Year Compounded Growth Before Acquisition 12.9%)


M         $5--------------------------------------------------------------------
                                                                     $4.358
i         $4--------------------------------------------------------------------

l         $3--------------------------------------------------------------------
                                                         $2.772
l                                            $2.376
          $2--------------------------------------------------------------------
i                                $1.882
                     $1.705
o         $1--------------------------------------------------------------------

n         $0--------------------------------------------------------------------

s                    FY 2000     FY 2001     FY 2002     FY 2003     FY 2004
                                   Fiscal Year End is March 31

                               EARNINGS PER SHARE

                                  FULLY DILUTED
                           5 Year EPS Growth of 15.2%
                 Driven by Net Income Growth/Share Repurchases


          $2.50-----------------------------------------------------------------
                                                                       $2.12
                                                           $2.07
          $2.00-----------------------------------------------------------------
                                               $1.70
          $1.50-----------------------------------------------------------------
                                   $1.30
                       $1.06
          $1.00-----------------------------------------------------------------
                                                                       $0.62
                                                           $0.54
          $0.50-----------------------------------------------------------------
                                               $0.44
                                   $0.38
                       $0.36
          $0.00-----------------------------------------------------------------

                     FY 2000     FY 2001     FY 2002     FY 2003     FY 2004
                                   Fiscal Year End is March 31

                               -[]- EPS            -[]- Dividend

                               STOCK PERFORMANCE

Average   $35-------------------------------------------------------------------
Per
Share     $30-------------------------------------------------------------------
Price                                                                $28.61
          $25-------------------------------------------------------------------
                                                         $20.11
          $20-------------------------------------------------------------------
                                             $16.46
          $15-------------------------------------------------------------------
                     $13.17
                                 $11.73
          $10-------------------------------------------------------------------

                     FY 2000     FY 2001     FY 2002     FY 2003     FY 2004
                                   Fiscal Year End is March 31

                                   BOOK VALUE
                            Per Share of Common Stock


          $25-------------------------------------------------------------------
                                                         $23.24
                                             $20.72
          $20-------------------------------------------------------------------
                                 $19.39
                                                                     $17.33
                     $17.28
          $15-------------------------------------------------------------------

          $10-------------------------------------------------------------------

                     FY 2000     FY 2001     FY 2002     FY 2003     FY 2004
                                   Fiscal Year End is March 31

                             RESERVES FOR LOAN LOSS


                   3/31/00      3/31/01     3/31/02      3/31/03      3/31/04
                   -------      -------     -------      -------      -------
% to Net Loans         .45%         .70%       1.08%        1.33%        1.36%
% to NPA            194.7%       108.7%      228.4%       188.3%       172.7
NPA Balance        $  0.8M      $  1.5M     $  1.1M      $  1.8M      $  3.7M


M         $7--------------------------------------------------------------------
                                                                       $6.3
i         $6--------------------------------------------------------------------

l         $5--------------------------------------------------------------------

l         $4--------------------------------------------------------------------
                                                           $3.4
i         $3--------------------------------------------------------------------
                                               $2.6
o         $2--------------------------------------------------------------------
                                   $1.8
n                      $1.6
          $1--------------------------------------------------------------------
s
          $0--------------------------------------------------------------------

                     FY 2000     FY 2001     FY 2002     FY 2003     FY 2004
                                   Fiscal Year End is March 31

                               SHAREHOLDER VALUE


o    Balance Sheet Growth Rate of 23.1%

o    Earnings Per Share Growth Rate of 15.2%

o    Cash Dividend Payouts Target of 30.0%; Dividend Yield of 2.3%

o    Franchise Growth into Coeur d'Alene/Hayden and Boise, ID and Spokane, WA

o    Acquisition of Pioneer Bank in Eastern Oregon

o    Credit Quality and Reserve Allocations

o    Interest Rate Risk Balance

                     FISCAL YEAR 2005 SHORT-TERM STRATEGIES


1.   Meet growth of objectives:

     -    Meet income growth and EPS objectives

     - Maximize loan portfolio growth from production in Boise and Coeur d'Alene, ID and Spokane, WA. Focused return on those investments.

     - Deposit growth objectives throughout franchise with specific emphasis on core deposits and business banking. Focused return on investments in new Hayden and Boise branches.

     - Extend additional investment further out on time horizon. Managed approach to investment drag on current income.

     - Maximize efficiencies of size and scale through integration of Pioneer Bank.

2. Complete the successful integration of Pioneer Bank into FirstBank and complete the conversion of the core processing system.

     -    Seek to minimize the impact to customer

     - Technology strategies to accommodate growth;' scaleable to $1 billion or larger

     -    To be completed during Fiscal Year 2005

3.   Develop and implement Information Technology Strategic Plan

     -    Scaleable to $1 billion or larger institution

     -    Compatible with Strategic Business Plan

     -    Attain maximum efficiency

     -    Compliant with security policies and procedures, disaster recovery

4.   Compliance Initiatives

     -    Sarbanes-Oxley

     -    FDICIA

                                Price and Volume


                               [GRAPHIC OMITTED]


                                             Reported Vol. = 11,257,626
-- Stock Price   [ ] Volume              Est. # of Shrs. Traded = 5,628,813
                                    Shares Traded / Shares Outstanding = 196.54%

Source: FactSet

                         Comparative Price Appreciation


                               [GRAPHIC OMITTED]



-- FBNW    -- S&P 500    -- NASDAQ Bank Index   -- Composite   -- S&P Bank Index

           COMPOSITE = EBMT, FMSB, HFWA, HRZB, RPFG, RVSB, STSA, TSBK

Source: FactSet

Selected Northwestern Thrifts
Data as of or for the Period Ending March 31, 2004
Pricing Data as of July 16, 2004
Dollar Values in Millions

                                                                            Tangible
                                                                             Equity/
                                                                  Total     Tangible        LTM       LTM
Name                               City                St.   Assets ($)   Assets (%)   ROAA (%)   ROAE (%)
--------------------------------   ----------          ---   ----------   ----------   --------   --------

Sterling Financial Corp.           Spokane             WA      6,095.2         4.72       0.86      13.58
First Mutual Bancshares Inc.       Bellevue            WA        909.3         5.94       1.03      17.44
Horizon Financial Corp.            Bellingham          WA        858.9        12.67       1.55      11.93
Rainier Pacific Finl Group Inc.    Fife                WA        729.6        15.83      -0.37      -3.28
Heritage Financial Corp.           Olympia             WA        650.6         8.18       1.48      13.75
Riverview Bancorp Inc.             Vancouver           WA        520.5        10.81       1.35      10.60
Timberland Bancorp Inc.            Hoquiam             WA        446.3        16.02       1.29       7.50
Eagle Bancorp (MHC)                Helena              MT        206.6        12.17       0.89       7.58

                                   -----------------------------------------------------------------------
                                   HIGH                        6,095.2        16.02       1.55      17.44
                                   LOW                           206.6         4.72      -0.37      -3.28
                                   MEAN                        1,302.1        10.79       1.01       9.89
                                   MEDIAN                        690.1        11.49       1.16      11.27
                                   -----------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
FirstBank NW Corp.                 Clarkston           WA        700.2         7.11       0.90       9.26%
                                   Ranking out of 9:               5           7          6          8
----------------------------------------------------------------------------------------------------------

(cont'd)
                                     Price/    Price/     Price/
                                   Tangible       LTM   Est. EPS      Market
Name                                 BV (%)   EPS (x)   2004 (x)    Cap. ($)
--------------------------------   --------   -------   --------    --------

Sterling Financial Corp.            258.34     14.94      13.00       724.6
First Mutual Bancshares Inc.        251.03     16.26      14.86       135.7
Horizon Financial Corp.             187.99     16.38      16.11       204.5
Rainier Pacific Finl Group Inc.     119.70        --      36.38       138.2
Heritage Financial Corp.            215.54     13.59      13.39       113.5
Riverview Bancorp Inc.              188.24     15.03      14.82       103.9
Timberland Bancorp Inc.             121.67     15.37      14.86        87.0
Eagle Bancorp (MHC)                 154.57     20.92         --        38.9

                       -----------------------------------------------------
                       HIGH         258.34     20.92      36.38       724.6
                       LOW          119.70     13.59      13.00        38.9
                       MEAN         187.14     16.07      17.63       193.3
                       MEDIAN       188.12     15.37      14.86       124.6
                       -----------------------------------------------------

----------------------------------------------------------------------------
FirstBank NW Corp.                  164.41     12.74      11.07        79.4
                                      6         8          8            8
----------------------------------------------------------------------------

Source: SNL Financial

Selected Northwestern Thrifts
Data as of or for the Period Ending March 31, 2004
Pricing Data as of July 16, 2004
Dollar Values in  Millions


                                                                                               Net
                                                                   Total   Efficiency     Interest        LTM        LTM
Name                               City                 St.   Assets ($)    Ratio (%)   Margin (%)   ROAA (%)   ROAE (%)
--------------------------------   ----------           ---   ----------    ---------   ----------   --------   --------

Sterling Financial Corp.           Spokane              WA      6,095           59.7         3.34       0.86      13.58
First Mutual Bancshares Inc.       Bellevue             WA        909           60.4         3.99       1.03      17.44
Horizon Financial Corp.            Bellingham           WA        859           49.8         4.36       1.55      11.93
Rainier Pacific Finl Group Inc.    Fife                 WA        730           99.8         4.38      -0.37      -3.28
Heritage Financial Corp.           Olympia              WA        651           60.8         5.35       1.48      13.75
Riverview Bancorp Inc.             Vancouver            WA        520           62.0         4.76       1.35      10.60
Timberland Bancorp Inc.            Hoquiam              WA        446           61.5         4.57       1.29       7.50
Eagle Bancorp (MHC)                Helena               MT        207           69.3         3.17       0.89       7.58

                                   -------------------------------------------------------------------------------------
                                   HIGH                         6,095.2         99.8         5.35       1.55      17.44
                                   LOW                            206.6         49.8         3.17      -0.37      -3.28
                                   MEAN                         1,302.1         65.4         4.24       1.01       9.89
                                   MEDIAN                         690.1         61.1         4.37       1.16      11.27
                                   -------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
FirstBank NW Corp.                 Clarkston            WA        700.2         71.6         3.93       0.90       9.26
                                   Ranking out of 9:                5            2           7          6          6
------------------------------------------------------------------------------------------------------------------------


(cont'd)
                                                               Noninterest   Noninterest
                                                                   Income/      Expense/
                                       Loans/         Loans/       Average       Average
Name                               Assets (%)   Deposits (%)    Assets (%)    Assets (%)
--------------------------------   ----------   ------------    ----------    ----------

Sterling Financial Corp.               59.95         104.64          0.77          2.35
First Mutual Bancshares Inc.           84.47         127.09          0.38          2.55
Horizon Financial Corp.                77.97          99.91          0.87          2.44
Rainier Pacific Finl Group Inc.        61.88         133.68          0.96          5.02
Heritage Financial Corp.               82.98          96.86          1.14          3.69
Riverview Bancorp Inc.                 74.16          94.35          1.34          3.60
Timberland Bancorp Inc.                75.84         106.77          1.08          3.29
Eagle Bancorp (MHC)                    43.84          53.19          0.93          2.68

                       -----------------------------------------------------------------
                       HIGH            84.47         133.68          1.34          5.0
                       LOW             43.84          53.19          0.38          2.3
                       MEAN            70.14         102.06          0.93          3.2
                       MEDIAN          75.00         102.28          0.94          3.0
                       -----------------------------------------------------------------

----------------------------------------------------------------------------------------
FirstBank NW Corp.                     67.22          95.86          1.14          3.5
                                        6              7             3             4
----------------------------------------------------------------------------------------

Source: SNL Financial

                              SAFE HARBOR STATEMENT
                PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995


This presentation contains forward-looking statements with respect to the financial condition, results of operations and business of FirstBank NW Corp. Various factors could cause actual results to differ materially from estimates. Such factors include, but are not limited to, the following: (1) integration of systems, policies and procedures related to the acquisition of Oregon Trail may take longer to accomplish than expected; (2) expected cost savings or accretions to earnings related to integration may not be fully realizable or realized within the expected timeframes; (3) impact to operating costs, customer retention, business disruption, and employee relationships due to integration may be more or less than anticipated within this presentation; (4) adverse governmental or regulatory actions including policies may be enacted; (5) the interest rate environment may further compress margins and adversely affect net income; (6) the risks associated with continued diversification of assets and adverse changes to credit quality; (7) competitive pressures from other financial services companies in FirstBank's markets may increase significantly; and (8) the risk of an economic slowdown, either nationally or in the markets that FirstBank does business would adversely affect credit quality and new loan or deposit originations.

Other factors that may cause actual results to differ from forward-looking statements are described in FirstBank's filings with the Securities and Exchange Commission.

                                   CONCLUSION


                                 We are FirstBank
     [LOGO OMITTED]
                                 We are JustRight!
                                        ----------